UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 4, 2011      (September 29, 2011)

          WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-08399	31-1189815
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(614) 438-3210

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on September 30, 2011, beginning at approximately 10:30 a.m., Eastern Daylight Time, to discuss the Registrant’s unaudited financial results for the first quarter of fiscal 2012 (the fiscal quarter ended August 31, 2011).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of First Amendment to the Worthington Industries, Inc. Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors at 2011 Annual Meeting of Shareholders

At the 2011 Annual Meeting of Shareholders of the Registrant (the “2011 Annual Meeting”) held on September 29, 2011, the shareholders of the Registrant approved the First Amendment to the Worthington Industries, Inc. Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors as amended by the First Amendment (the “Amended 2006 Plan”).  The Amended 2006 Plan permits the grant of non-qualified stock options (“options”), restricted stock, restricted stock units, stock appreciation rights (“SARs”) and whole common shares, without par value (“common shares”), of the Registrant.

By approving the First Amendment, the shareholders of the Registrant authorized an additional 500,000 common shares to be reserved and available for awards under the Amended 2006 Plan.  Of these common shares, 250,000 can only be used for option grants and the remaining 250,000 common shares can be used for grants of options or other awards permitted by the Amended 2006 Plan.

Administration of Amended 2006 Plan

The Amended 2006 Plan is administered by the Registrant’s Board of Directors (the “Board”), which may delegate ministerial duties associated with the Amended 2006 Plan to any person the Board deems appropriate.

Eligibility

Only non-employee directors of the Registrant are eligible to receive awards under the Amended 2006 Plan.  Awards under the Amended 2006 Plan will be made by the Board in its sole discretion.

Common Shares Available Under the Amended 2006 Plan

The aggregate number of common shares that may be the subject of awards under the Amended 2006 Plan will be:

•	450,000 common shares (reflecting an increase of 250,000 common shares pursuant to the First Amendment), which will be available for any awards under the Amended 2006 Plan; plus

•	the following aggregate number of common shares, which will be available only for options:

•	450,000 common shares (reflecting an increase of 250,000 common shares pursuant to the First Amendment); plus

•
the number of common shares that, on September 27, 2006, were authorized and available for grant under the Worthington Industries, Inc. Amended and Restated 2000 Stock Option Plan for Non-Employee Directors (the “2000 Directors Option Plan”) but which were not and had not been subject to awards under the 2000 Directors Option Plan (97,000 common shares); plus

•
the number of common shares that, on September 27, 2006, were subject to options granted under the 2000 Directors Option Plan, but which are subsequently forfeited under the terms of the 2000 Directors Option Plan without receipt of any consideration.

The number of common shares available for awards under the Amended 2006 Plan (as well as the appropriate terms of outstanding awards) and common share-based limitations imposed under the Amended 2006 Plan will be adjusted to take into account share dividends, share splits, recapitalizations (including payments of extraordinary dividends), mergers, consolidations, combinations, spin-offs, distributions of assets to shareholders, exchanges of shares or other similar corporate changes affecting common shares.  Common shares available for delivery under the Amended 2006 Plan may consist of treasury shares or authorized but unissued common shares.  Common shares covered by awards that are forfeited, cancelled, terminated, relinquished, exchanged or otherwise settled without issuing common shares or without the payment of cash or any other consideration will be available for the grant of future awards under the Amended 2006 Plan.  The number of common shares (if any) withheld to pay any exercise price or to satisfy any tax withholding obligation associated with the exercise or settlement of an award (or part of an award) will not be available for future grants under the Amended 2006 Plan.

Terms of Awards Under the Amended 2006 Plan

Options

The Board may grant options to non-employee directors of the Registrant under the Amended 2006 Plan.  All options granted under the Amended 2006 Plan are to be non-qualified stock options which are not intended to meet the requirements for incentive stock options under Section 422 of the Internal Revenue Code.  Each grant of an option will be evidenced by an award agreement that describes the exercise price, the expiration date, when the option may be exercised and any other terms and conditions affecting the option.  The Board will determine the exercise price for each option, but the exercise price must be at least equal to the fair market value of a common share on the date the option is granted (defined in the Amended 2006 Plan as the closing price of the common shares as reported on the New York Stock Exchange.  In addition, the Board will determine the term of the option, which may not exceed ten years.

A non-employee director may exercise an option by completing an exercise notice and paying the exercise price, each as described in the applicable award agreement.  Generally, a non-employee director will not have any voting or dividend rights with respect to common shares covered by an option until the option has been exercised.

Restricted Stock

The Board may grant restricted stock awards to non-employee directors of the Registrant under the Amended 2006 Plan.  Each restricted stock award will be evidenced by an award agreement that describes the restriction period, the terms and conditions that must be met during the restriction period and any other terms and conditions affecting the restricted stock.  Restricted stock will be held by the Registrant as escrow agent and will be:

•	forfeited if the applicable terms and conditions have not been met; or

•
released from escrow and distributed to the non-employee director as soon as administratively feasible after the last day of the restriction period, if the applicable terms and conditions have been met.

Unless otherwise provided in the associated award agreement, a non-employee director who has been granted restricted stock may exercise full voting rights with respect to the underlying common shares during the restriction period.  In addition, unless otherwise provided in the associated award agreement, any dividends and other distributions paid with respect to the common shares underlying the restricted stock award will be held by the Registrant as escrow agent during the restriction period and subject to the same restrictions on transferability and forfeitability as the restricted stock with respect to which they were paid.

Restricted Stock Units

The Board may grant restricted stock units to non-employee directors of the Registrant under the Amended 2006 Plan.  Restricted stock units are unfunded, unsecured rights to receive a specified number of common shares (or cash equal to the fair market value of those common shares) in the future.  Each grant of restricted stock units will be evidenced by an award agreement that describes the restriction period, the terms and conditions that must be met during the restriction period, whether the restricted stock units will be settled in cash and/or common shares and any other terms and conditions affecting the restricted stock units.  Restricted stock units will be forfeited if the applicable terms and conditions are not met.  If the applicable terms and conditions are met, the restricted stock units will be settled in (i) a number of common shares equal to the number of whole restricted stock units covered by the award (any fractional restricted stock unit will be settled in cash) or (ii) cash equal to the number of restricted stock units covered by the award, multiplied by the fair market value of a common share of the Registrant on the settlement date or (iii) a combination of common shares and cash.  Generally, a non-employee director will not have any voting or dividend rights with respect to the common shares covered by restricted stock units until the restricted stock units have been settled.

SARs

The Board may grant SARs to non-employee directors of the Registrant under the Amended 2006 Plan.  Each grant of SARs will be evidenced by an award agreement that describes the exercise price, the expiration date, when the SARs may be exercised, whether the SARs will be settled in common shares or cash and any other terms and conditions affecting the SARs.  The Board will determine the exercise price for each SAR, but the exercise price must be at least equal to the fair market value of a common share of the Registrant on the date the SAR is granted.  In addition, the Board will determine the term of the SARs, which may not exceed ten years.  A non-employee director may exercise an SAR by completing an exercise notice.  As soon as administratively feasible after SARs are exercised, a non-employee director will be entitled to an amount equal to (i) the difference between the fair market value of a common share on the date the SARs are exercised and the exercise price, multiplied by (ii) the number of SARs being exercised.  The SARs may be settled in common shares and/or cash as described in the applicable award agreement.  Generally, a non-employee director will not have any voting or dividend rights with respect to the common shares covered by SARs until the SARs have been exercised.

Whole Common Shares

The Board may grant whole common shares to non-employee directors of the Registrant under the Amended 2006 Plan on any basis and subject to any terms and conditions that the Board believes to be appropriate.

Prohibition on Repricing

The Amended 2006 Plan expressly prohibits the repricing of an award.

Effect of Termination of Service on Awards

Unless a particular award agreement provides otherwise, the following rules apply to awards granted under the Amended 2006 Plan:

Death, Disability or Retirement

If a non-employee director’s service on the Board terminates due to the non-employee director’s death, disability (as defined in the Amended 2006 Plan) or retirement (as defined in the Amended 2006 Plan):

•
all options and SARs (whether or not then exercisable) will become fully vested and exercisable and will remain exercisable until the earlier of the expiration date specified in the associated award agreement or the third anniversary of the non-employee director’s termination of service;

•	all restricted stock and restricted stock units will become fully vested; and

•	all whole common shares will be subject to the terms and conditions provided in the associated award agreement.

In general, “retirement” is defined in the Amended 2006 Plan to mean retirement of a director from service on the Board after having attained age 65 or served at least nine years as a member of the Board (or a shorter period specified by the Board that may not be less than six years).

Cause

If a non-employee director’s service on the Board is terminated for cause (as defined in the Amended 2006 Plan), all awards that are outstanding (whether or not then exercisable) will be forfeited on the termination date.

Other Types of Termination of Service

If a non-employee director’s service on the Board terminates for any reason not described above:

•
all options and SARs that are outstanding and then vested and exercisable on the termination date will remain exercisable until the earlier of the expiration date specified in the associated award agreement or the first anniversary of the non-employee director’s termination of service; and

•	all options and SARs that are not then vested and exercisable and all other awards that are outstanding will be forfeited on the termination date.

Notwithstanding the foregoing, the Board will have the right to accelerate the vesting or exercisability of any award upon a non-employee director’s termination of service.

Impact of Section 409A of Internal Revenue Code

Regardless of any other provision in the Amended 2006 Plan or the associated award agreement, if a non-employee director becomes entitled to the payment, exercise or settlement of any award that is subject to Section 409A of the Internal Revenue Code upon the non-employee director’s termination of service on the Board, the payment, exercise or settlement of such award will not be made or permitted before the non-employee director “separates from service” as defined in Section 409A.

Other Limits on Exercisability or Settlement

Unless otherwise specified in the associated award agreement or another written agreement between the Registrant and a non-employee director, all awards granted to a non-employee director that have not been exercised or settled will be forfeited if the non-employee director:

•
without the Board’s written consent, serves (or agrees to serve) as an officer, director, consultant or employee of another entity, or becomes the owner of a business, or renders any service to any entity, in each case which entity or business competes with the Registrant or any related entity; or

•	deliberately engages in any action that the Board concludes could harm the Registrant or any related entity .

Buy Out of Awards

The Board generally has the authority under the Amended 2006 Plan to offer to buy any outstanding awards not subject to Internal Revenue Code Section 409A (i.e., options, SARs, restricted stock and certain restricted stock units that settle shortly after vesting) for cash or by substitution of another award.  Any buy out will be completed as soon as administratively feasible, but no later than 60 days, after a non-employee director’s acceptance of a buy out offer.

Impact of Business Combination or Change in Control

Unless otherwise provided in the applicable award agreement, upon a “business combination” or a “change in control” (as defined in the Amended 2006 Plan), all of a non-employee director’s awards will become fully vested and exercisable.

A “business combination” means any of the following:

•
the date that any person or group acquires ownership of the Registrant’s common shares that, together with the common shares held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the Registrant’s common shares; or

•
the date that any person or group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group) ownership of the Registrant’s common shares possessing 30% or more of the total voting power of the Registrant’s common shares; or

•
the date that a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; or

•
the date that any person or group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group) assets from the Registrant that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Registrant immediately before such acquisition.

This definition will be interpreted in a manner consistent with the definition of a “change in control event” under Section 409A of the Internal Revenue Code and the related Treasury regulations.

A “change in control” will occur when any person (other than (i) the Registrant or any related entity, (ii) any employee benefit plan of the Registrant or any related entity or any trustee of or fiduciary with respect to any such plan when acting in such capacity or (iii) any person who, on September 27, 2006, was an affiliate of the Registrant owning in excess of 10% of the outstanding common shares and the respective successors, executors, legal representatives, heirs and legal assigns of such a person), alone or together with that person’s affiliates and associates, has acquired or obtained the right to acquire the beneficial ownership of 25% or more of the common shares then outstanding.

Term of the Plan

Unless earlier terminated or suspended by the Board, the Amended 2006 Plan will continue until the day after the Registrant’s 2016 Annual Meeting of Shareholders.

Amendment and Termination

The Board may terminate, suspend or amend the Amended 2006 Plan at any time without shareholder approval, except as required by applicable law or to satisfy the requirements imposed by any securities exchange, market or other quotation system on or through which the Registrant’s securities then are listed or traded.  In addition, no termination, suspension or amendment may adversely affect any awards previously granted to a non-employee director without his or her consent.  Notwithstanding the foregoing, the Board may amend the Amended 2006 Plan and any award agreement without additional consideration to the affected non-employee director(s) to the extent necessary to avoid penalties arising under Section 409A of the Internal Revenue Code.

Transferability

In general, awards granted under the Amended 2006 Plan are not transferable, except by will or the laws of descent and distribution and, during a non-employee director’s lifetime, may be exercised only by the non-employee director or his or her guardian or legal representative.  However, with the permission of the Board, a non-employee director may transfer an award to a revocable inter vivos trust of which he or she is the settlor or certain other permitted transferees (as defined in the Amended 2006 Plan).

A description of the material terms of the Amended 2006 Plan was included in the Registrant’s Proxy Statement, dated August 18, 2011, for the 2011 Annual Meeting, under the caption “PROPOSAL 4: APPROVAL OF FIRST AMENDMENT TO THE WORTHINGTON INDUSTRIES, INC. AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS,” which description is incorporated herein by reference. The foregoing description of the Amended 2006 Plan is qualified in its entirety by reference to the actual terms of the Worthington Industries, Inc. Amended and Restated 2006 Equity Incentive Plan  for Non-Employee Directors, which is incorporated by reference into  this Current Report on Form 8-K as Exhibit 10.1 and of the First Amendment, which is filed with this Current Report on Form 8-K as Exhibit 10.2.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 29, 2011, the Registrant held the 2011 Annual Meeting at the Registrant’s executive offices located at 200 Old Wilson Bridge Road, Columbus, Ohio. At the close of business on August 4, 2011, the record date for the 2011 Annual Meeting, there were a total of 72,617,438 common shares of the Registrant outstanding and entitled to vote. At the 2011 Annual Meeting, 65,597,034, or 90.33% of the common shares outstanding and entitled to vote, were represented by proxy or in person and, therefore, a quorum was present.

The vote on proposals presented for shareholder vote at the 2011 Annual Meeting was as follows:

Proposal 1 — Election of Directors

	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Michael J. Endres	55,656,287	2,311,409	83,092	7,546,246
Ozey K. Horton, Jr.	56,280,250	1,677,063	93,475	7,546,246
Peter Karmanos, Jr.	36,961,110	21,001,035	88,643	7,546,246
Carl A. Nelson, Jr.	56,430,335	1,533,295	87,158	7,546,246

At the 2011 Annual Meeting, each of Michael J. Endres, Ozey K. Horton, Jr., Peter Karmanos, Jr., and Carl A. Nelson, Jr. was elected as a director of the Registrant for a three-year term, expiring at the 2014 Annual Meeting of Shareholders.

The directors of the Registrant whose terms of office continue until the 2012 Annual Meeting of Shareholders are: John B. Blystone, Mark C. Davis and Sidney A. Ribeau.

The directors of the Registrant whose terms of office continue until the 2013 Annual Meeting of Shareholders are: Kerrii B. Anderson, John P. McConnell and Mary Schiavo.

Proposal 2 — Approval of the Advisory Resolution on Executive Compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
53.310,882	1,386,536	3,353,370	7,546,246

At the 2011 Annual Meeting, the Registrant’s shareholders approved the advisory resolution on executive compensation.

Proposal 3 — Frequency of Future Advisory Votes on Executive Compensation.

1 Year	2 Years	3 Years	Abstain
48,947,409	608,255	5,305,571	3,189,553

Based on the voting results, with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the Board of the Registrant has determined that the Registrant will submit an advisory vote to shareholders on an annual basis to approve the Registrant’s compensation for its executive officers as set forth in its proxy statement for the year.

Proposal 4 — Approval of the First Amendment to the Worthington Industries, Inc. Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors.

Votes For	Votes Against	Abstain	Broker Non-Votes
39,023,404	15,667,073	3,360,311	7,546,246

At the 2011 Annual Meeting, the Registrant’s shareholders approved the First Amendment to the Worthington Industries, Inc. Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors.

Proposal 5 — Ratification of Selection of KPMG LLP as the Independent Registered Public Accounting Firm of the Registrant for the fiscal year ending May 31, 2012

Votes For	Votes Against	Abstain
64,779,895	681,671	135,466

The shareholders of the Registrant ratified the appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending May 31, 2012.

Item 9.01. Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibits are incorporated by reference into or are included with this Current Report on Form 8-K:

Exhibit No.	Description

10.1
Worthington Industries, Inc. Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors (amendment and restatement effective as of November 1, 2008) (incorporated herein by reference to Exhibit 10.9 to Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2008 (SEC File No. 001-08399))

10.2	First Amendment to the Worthington Industries, Inc. Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for First Quarter of Fiscal 2012 (Fiscal Quarter ended August 31, 2011), held on September 29, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: October 4, 2011	By:	/s/ Dale T. Brinkman
Dale T. Brinkman, Vice President –
Administration, General Counsel and Secretary